                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        December 14, 2007
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                    0-24412                42-1421406
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(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)

    101 Second Street SE, Suite 800, Cedar Rapids, Iowa         52401
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         (Address of Principal Executive Offices)             (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year.

     On December 12, 2007, the Board of Directors of MACC Private Equities, Inc.
(the "Company") adopted a resolution  approving certain amendments to the bylaws of the Company.  The Company  adopted the bylaws,  as amended and  restated,  in order to allow for the  issuance  of  uncertificated  stock in  accordance  with
NASDAQ Rule 4350(l) (the  "Rule").  The Rule  requires  listed  securities to be
eligible  for  a  Direct   Registration   Program  ("DRP").   A  DRP  permits  a
stockholder's ownership to be recorded and maintained on the books of the issuer or its transfer agent without issuance of a physical stock certificate.

     A copy of the  Company's  bylaws,  as amended and  restated on December 12,
2007, is included as an exhibit to this report.

     Item 9.01. Financial Statements and Exhibits.

     (d)   Exhibits

     3(ii) Bylaws of MACC  Private  Equities,  Inc.,  as amended and restated on
           December 12, 2007.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007

                                       MACC PRIVATE EQUITIES INC.

                                       By: /s/ David R. Schroder
                                           -------------------------------
                                            David R. Schroder
                                            President and Secretary

                                  Exhibit Index

Exhibit
Number         Description

3(ii)          Bylaws of MACC Private Equities, Inc., as amended and restated on
               December 12, 2007.